UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 7, 2006

The National Collegiate Student Loan Trust 2006-4
(Exact Name of Registrant as Specified in Charter)

The National Collegiate Funding LLC
(Exact Name of Depositor and Sponsor as Specified in Charter)

DELAWARE	333-128413-03	01-0877554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, 34th Floor, Boston, MA		02199-8157
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 895-4283

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

The National Collegiate Funding LLC (“NCF”) entered into an Interim Trust Agreement, dated as of November 2, 2006, with Wilmington Trust Company, as Owner Trustee (the “Interim Trust Agreement”), forming The National Collegiate Student Loan Trust 2006-4 (the “Trust”). The Trust entered into an Indenture, dated as of December 1, 2006, with U.S. Bank National Association, as indenture trustee (the “Indenture”). NCF entered into an Underwriting Agreement, dated as of November 29, 2006, with Goldman, Sachs & Co., J.P Morgan Securities Inc. and Greenwich Capital Markets, Inc. (the “Underwriting Agreement”). The Interim Trust Agreement, the Indenture and the Underwriting Agreement were executed in connection with the Trust’s issuance of $1,025,000,000 in principal amount of its student loan asset-backed notes (the “Notes”) on December 7, 2006. The Trust used $765,737,994 of the net proceeds from the sale of the Notes to purchase private student loans guaranteed by The Education Resources Institute, Inc. (the “Student Loans”).

The following agreements were also executed and delivered as of December 7, 2006 by the respective parties thereto in connection with the purchase of the Student Loans and the Issuance of the Notes: (a) a Deposit and Sale Agreement between NCF and the Trust; (b) a Trust Agreement among Wilmington Trust Company, NCF and The Education Resources Institute, Inc.; (c) an Administration Agreement among the Trust, Wilmington Trust Company, U.S. Bank National Association, NCF and First Marblehead Data Services, Inc.; (d) a Back-up Administration Agreement among NCF, the Trust, First Marblehead Data Services, Inc., Wilmington Trust Company and U.S. Bank National Association; and (e) a Structuring Advisory Agreement between the Trust and The First Marblehead Corporation.

For a description of the terms and conditions of the transaction agreements, as well as information relating to the Student Loans and the issuance of the Notes, refer to the prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) on December 5, 2006.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 29, 2006, among The National Collegiate Funding LLC and Goldman, Sachs & Co., J.P Morgan Securities Inc. and Greenwich Capital Markets, Inc.
4.1	Indenture, dated as of December 1, 2006, between The National Collegiate Student Loan Trust 2006-4 and U.S. Bank National Association
5.1	Opinion of Thacher Proffitt & Wood LLP, dated as of December 7, 2006, with respect to legality of the Notes
8.1	Opinion of Thacher Proffitt & Wood LLP, dated as of December 7, 2006, regarding tax matters related to the Notes
23.1	Consent of Thacher Proffitt & Wood LLP, dated as of December 7, 2006
99.1(1)+	Amended and Restated Note Purchase Agreement (Education One Loan Program), dated as of May 1, 2002, between Bank One, N.A. and The First Marblehead Corporation, as amended
99.2(2)+	Amended and Restated Note Purchase Agreement (Bank of America DTC Program), dated as of April 1, 2006, between Bank of America, N.A. and The First Marblehead Corporation
99.3(3)+	Note Purchase Agreement (TERI-Guaranteed START Education Loan Program), dated as of March 25, 2004, between Charter One Bank, N.A. and The First Marblehead Corporation
99.4(4)+	Note Purchase Agreement (TERI - Guaranteed NextStudent Loan Program), dated as of May 15, 2002, between Charter One Bank, N.A. and The First Marblehead Corporation
99.5	Deposit and Sale Agreement, dated as of December 7, 2006, between The National Collegiate Funding LLC and The National Collegiate Student Loan Trust 2006-4
99.6(5)+	Amended and Restated Guaranty Agreement, dated May 13, 2002, between The Education Resources Institute, Inc. and Bank One, N.A.
99.7(4)+	Guaranty Agreement, dated June 30, 2003, between The Education Resources Institute, Inc. and Bank of America, N.A.
99.8(3)+	Guaranty Agreement (START Education Loan Program), dated as of March 25, 2004, between The Education Resources Institute, Inc. and Charter One Bank, N.A.
99.9(4)+	Guaranty Agreement (NextStudent Loan Program), dated as of May 15, 2002, between The Education Resources Institute, Inc. and Charter One Bank, N.A.
99.10(3)+	Amended and Restated Private Student Loan Servicing Agreement, dated as of September 28, 2006, between the Pennsylvania Higher Education Assistance Agency and The First Marblehead Corporation
99.11
Servicer Consent Letter, dated December 7, 2006, from The First Marblehead Corporation and accepted and agreed to by the Pennsylvania Higher Education Assistance Agency and The National Collegiate Student Loan Trust 2006-4

99.12	Trust Agreement, dated as of December 7, 2006, among Wilmington Trust Company, The National Collegiate Funding LLC and The Education Resources Institute, Inc.
99.13
Administration Agreement, dated as of December 7, 2006, among The National Collegiate Student Loan Trust 2006-4, Wilmington Trust Company, U.S. Bank National Association, The National Collegiate Funding LLC and First Marblehead Data Services, Inc.

99.14
Back-up Administration Agreement, dated as of December 7, 2006, among The National Collegiate Funding LLC, The National Collegiate Student Loan Trust 2006-4, First Marblehead Data Services, Inc., Wilmington Trust Company and U.S. Bank National Association

99.15	Structuring Advisory Agreement, dated as of December 7, 2006, between The National Collegiate Student Loan Trust 2006-4 and The First Marblehead Corporation
99.16	Deposit and Security Agreement, dated as of December 7, 2006, among The Education Resources Institute, Inc., The National Collegiate Student Loan Trust 2006-4 and First Marblehead Data Services, Inc.
99.17	Pool Supplement, dated as of December 7, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and JPMorgan Chase Bank, N.A., as successor by merger to Bank One, N.A.
99.18+	Pool Supplement, dated as of December 7, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.
99.19+	Pool Supplement, dated as of December 7, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.
99.20	Pool Supplement, dated as of December 7, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Charter One Bank, N.A.

(1)  Previously filed as an exhibit to amendment no. 4 to the registration statement on Form S-1 of The First Marblehead Corporation filed with the Securities and Exchange Commission on October 29, 2003 (file no. 333-108531), and incorporated herein by reference.

(2)  Previously filed as an exhibit to the quarterly report on Form 10-Q of The First Marblehead Corporation filed with the Securities and Exchange Commission on May 10, 2006 (file no. 001-31825), and incorporated herein by reference.

(3)  Previously filed as an exhibit to the current report on Form 8-K of The National Collegiate Student Loan Trust 2006-3 filed with the Securities and Exchange Commission on October 13, 2006 (file no. 333-128413-02), and incorporated herein by reference.

(4)  Previously filed as an exhibit to the current report on Form 8-K of The National Collegiate Student Loan Trust 2006-2 filed with the Securities and Exchange Commission on July 10, 2006 (file no. 333-113336-02), and incorporated herein by reference.

(5)  Previously filed as an exhibit to the current report on Form 8-K of The National Collegiate Student Loan Trust 2004-1 filed with the Securities and Exchange Commission on June 25, 2004 (file no. 333-113336-01), and incorporated herein by reference.

+Confidential treatment to be requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL COLLEGIATE FUNDING LLC, as depositor for THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2006-4

By:	GATE HOLDINGS, INC., SOLE MEMBER

By:	/s/ John A. Hupalo
Name: John A. Hupalo
Title: President

Dated: December 19, 2006

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 29, 2006, among The National Collegiate Funding LLC and Goldman, Sachs & Co., J.P Morgan Securities Inc. and Greenwich Capital Markets, Inc.
4.1	Indenture, dated as of December 1, 2006, between The National Collegiate Student Loan Trust 2006-4 and U.S. Bank National Association
5.1	Opinion of Thacher Proffitt & Wood LLP, dated as of December 7, 2006, with respect to legality of the Notes
8.1	Opinion of Thacher Proffitt & Wood LLP, dated as of December 7, 2006, regarding tax matters related to the Notes
23.1	Consent of Thacher Proffitt & Wood LLP, dated as of December 7, 2006
99.1(1)+	Amended and Restated Note Purchase Agreement (Education One Loan Program), dated as of May 1, 2002, between Bank One, N.A. and The First Marblehead Corporation, as amended
99.2(2)+	Amended and Restated Note Purchase Agreement (Bank of America DTC Program), dated as of April 1, 2006, between Bank of America, N.A. and The First Marblehead Corporation
99.3(3)+	Note Purchase Agreement (TERI-Guaranteed START Education Loan Program), dated as of March 25, 2004, between Charter One Bank, N.A. and The First Marblehead Corporation
99.4(4)+	Note Purchase Agreement (TERI - Guaranteed NextStudent Loan Program), dated as of May 15, 2002, between Charter One Bank, N.A. and The First Marblehead Corporation
99.5	Deposit and Sale Agreement, dated as of December 7, 2006, between The National Collegiate Funding LLC and The National Collegiate Student Loan Trust 2006-4
99.6(5)+	Amended and Restated Guaranty Agreement, dated May 13, 2002, between The Education Resources Institute, Inc. and Bank One, N.A.
99.7(4)+	Guaranty Agreement, dated June 30, 2003, between The Education Resources Institute, Inc. and Bank of America, N.A.
99.8(3)+	Guaranty Agreement (START Education Loan Program), dated as of March 25, 2004, between The Education Resources Institute, Inc. and Charter One Bank, N.A.
99.9(4)+	Guaranty Agreement (NextStudent Loan Program), dated as of May 15, 2002, between The Education Resources Institute, Inc. and Charter One Bank, N.A.
99.10(3)+	Amended and Restated Private Student Loan Servicing Agreement, dated as of September 28, 2006, between the Pennsylvania Higher Education Assistance Agency and The First Marblehead Corporation
99.11
Servicer Consent Letter, dated December 7, 2006, from The First Marblehead Corporation and accepted and agreed to by the Pennsylvania Higher Education Assistance Agency and The National Collegiate Student Loan Trust 2006-4

99.12	Trust Agreement, dated as of December 7, 2006, among Wilmington Trust Company, The National Collegiate Funding LLC and The Education Resources Institute, Inc.
99.13
Administration Agreement, dated as of December 7, 2006, among The National Collegiate Student Loan Trust 2006-4, Wilmington Trust Company, U.S. Bank National Association, The National Collegiate Funding LLC and First Marblehead Data Services, Inc.

99.14
Back-up Administration Agreement, dated as of December 7, 2006, among The National Collegiate Funding LLC, The National Collegiate Student Loan Trust 2006-4, First Marblehead Data Services, Inc., Wilmington Trust Company and U.S. Bank National Association

99.15	Structuring Advisory Agreement, dated as of December 7, 2006, between The National Collegiate Student Loan Trust 2006-4 and The First Marblehead Corporation
99.16	Deposit and Security Agreement, dated as of December 7, 2006, among The Education Resources Institute, Inc., The National Collegiate Student Loan Trust 2006-4 and First Marblehead Data Services, Inc.
99.17	Pool Supplement, dated as of December 7, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and JPMorgan Chase Bank, N.A., as successor by merger to Bank One, N.A.
99.18+	Pool Supplement, dated as of December 7, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.
99.19+	Pool Supplement, dated as of December 7, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.
99.20	Pool Supplement, dated as of December 7, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Charter One Bank, N.A.

(1)  Previously filed as an exhibit to amendment no. 4 to the registration statement on Form S-1 of The First Marblehead Corporation filed with the Securities and Exchange Commission on October 29, 2003 (file no. 333-108531), and incorporated herein by reference.

(2)  Previously filed as an exhibit to the quarterly report on Form 10-Q of The First Marblehead Corporation filed with the Securities and Exchange Commission on May 10, 2006 (file no. 001-31825), and incorporated herein by reference.

(3)  Previously filed as an exhibit to the current report on Form 8-K of The National Collegiate Student Loan Trust 2006-3 filed with the Securities and Exchange Commission on October 13, 2006 (file no. 333-128413-02), and incorporated herein by reference.

(4)  Previously filed as an exhibit to the current report on Form 8-K of The National Collegiate Student Loan Trust 2006-2 filed with the Securities and Exchange Commission on July 10, 2006 (file no. 333-113336-02), and incorporated herein by reference.

(5)  Previously filed as an exhibit to the current report on Form 8-K of The National Collegiate Student Loan Trust 2004-1 filed with the Securities and Exchange Commission on June 25, 2004 (file no. 333-113336-01), and incorporated herein by reference.

+Confidential treatment to be requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.